Exhibit  10.4

                               MANAGEMENT CONTRACT

BETWEEN:

               Crown International Inc.               ("Crown")
          And
               Macwin Investments Inc.                ("Macwin")

          The parties agree as follows:

     l. From the 1st day of April, 2002 Macwin agrees to provide to Crown the following services:
          - services of at least three people, each proficient as follows and for monthly compensation noted
               (a)  one  person  in  General  Management                $10,000
               (b)  one  person  in  Marketing                          $10,000
               (c)  one  person  for  Professional  Services            $ 5,000
          - provide the capital and/or services or equipment or expenses necessary for the development of Crown's services, products and business models and their commercial applications;
          -    provide  full  and  complete  accounts  and  records  for  Crown;
          -    oversee  Development  Crown's  services  and  products;
          - develop relationships with industry participants to further and promote Crown's services and products;
          - source, explore and develop Commercial Applications and commercialization of Crown's products and services;
          - to assist with the sales and marketing of Crown's services and products and to assist with the development of Crown's business models;
          -    assist  Crown  in  its  efforts  to  list  and  trade  it  stock

     2. No more than once in each and every year after the date hereof, Macwin shall present to Crown an invoice for its services as aforesaid and Crown agrees to pay or provide forthwith to Macwin the value of such services.

     3. This contract may be terminated by either party upon 30 days written notice delivered to the other at its usual place of Business.

DATED at Toronto this 1st day of April, 2002.

CROWN INTERNATIONAL INC.                 MACWIN INVESTMENTS INC.

By:  /s/ Alan Irwin                      By:  /s/ Lorna Irwin
------------------------                 ----------------------
Alan  Irwin                              Lorna Irwin
Director / Chief Operating Person        President